SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549




                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  April 4, 1997


                         WATTS INDUSTRIES, INC.
            (Exact name of registrant as specified in charter)



      Delaware                        0-14787                04-2916536
 (State or other jurisdiction  (Commission File Number)   (IRS Employer
    of incorporation)                                     Identification No.)




    Route 114 and Chestnut Street, North Andover, Massachusetts        01845
      (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (508) 688-1811


                                   N/A
      (Former name or former address, if changed since last report.)

   Item 4.  Changes in Registrant's Certifying Accountant.

(a)(1) (i) Ernst & Young LLP, the registrant's principal independent accountant which has audited the registrant's financial statements for the two most recent fiscal years, and (ii) Deloitte & Touche, an independent accountant which has audited the financial statements of Watts Industries Europe B.V., a significant subsidiary of the registrant, for the two most recent fiscal years, and upon whom Ernst & Young LLP expressed reliance in its reports, were each dismissed as independent accountants of the registrant effective April 4, 1997.

(a)(2) Neither Ernst & Young LLP's reports on the registrant's financial statements nor Deloitte & Touche's reports on Watts Industries Europe B.V.'s financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(a)(3) The decision to change accountants was made because the registrant believes it will be more efficient to have one accounting firm rather than two accounting firms performing the audit in different parts of the world. The registrant initiated the selection process by inviting proposals for audit and tax services from Ernst & Young LLP, Deloitte & Touche, and KPMG Peat Marwick LLP. Services previously provided to the registrant by KPMG Peat Marwick LLP were limited to tax and information technology consulting services. The decision to change accountants was approved by the registrant's Audit Committee and its Board of Directors.

(a)(4) There were no disagreements between the registrant and either of Ernst & Young LLP or Deloitte & Touche during the two most recent fiscal years and subsequent interim periods preceding their dismissal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either Ernst & Young LLP or Deloitte & Touche, would have caused either of them to make a reference to the subject matter of the disagreements in connection with their reports.

(a)(5) There were no "reportable events", as that term is defined in Regulation S-K, Item 304(a)(1)(v), involving either of Ernst & Young LLP or Deloitte & Touche that occurred within the registrant's two most recent fiscal years and subsequent interim periods preceding their dismissal.

(a)(6) A letter from Ernst & Young LLP to the Commission regarding the registrant's disclosure herein is filed elsewhere in this report as an exhibit. A letter from Deloitte & Touche to the Commission regarding the registrant's disclosure herein is filed elsewhere in this report as an exhibit.

(b) The registrant engaged KPMG Peat Marwick LLP as its new and sole independent accountant to audit the registrant's financial statements, including those of Watts Industries Europe B.V., effective April 4, 1997. The registrant did not consult with KPMG Peat Marwick LLP during the registrant's two most recent fiscal years and subsequent interim periods preceding the engagement regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv)) or a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).


   Item 7.  Financial Statements and Exhibits.

(c)     Exhibits.   The Exhibits filed pursuant to this report are included
                    elsewhere in this report.

                                      SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WATTS INDUSTRIES, INC.

                                     /s/ William C. McCartney

                                     By:
                                        William C. McCartney, Vice
                                        President of Finance



Date:  April 9, 1997

                                 EXHIBIT INDEX


EXHIBIT     DESCRIPTION

16.1 Letter from Ernst & Young LLP dated April 10, 1997, re change in certifying accountant

16.2 Letter from Deloitte & Touche dated April 9, 1997, re change in certifying accountant

                             EXHIBIT 16.1


ERNST & YOUNG LLP                            200 Clarendon Street
                                             Boston
                                             Massachusetts 02116-5072


April 10, 1997



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549


We have read Item 4 of Form 8-K dated April 9, 1997 and are in agreement with the statements included in paragraphs (a)(1), (a)(2), (a)(4) and (a)(5) on page 2 therein insofar as they pertain to Ernst & Young LLP. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                             Ernst & Young LLP

                             EXHIBIT 16.2




Deloitte &
   Touche                   Registeraccountants  Kanaalpark 743
                                             2321 JV Leiden
                                             P.O. Box 402
                                             2300 AK Leiden
                                             The Netherlands

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
WASHINGTON, D.C. 20549
USA

April 9, 1997

Dear Sirs/Madams,

We have read and agree with the comments as relate to Deloitte & Touche in
Item 4 of Form 8-K of Watts Industries Inc. dated April 9, 1997.


With kind regards,

For Deloitte & Touche
Registeraccountants


P.C. Spaargaren RA